FORM N-Q

                QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
               OF REGISTERED MANAGEMENT INVESTMENT COMPANY


               Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2005

                  Date of reporting period: March 31, 2005


Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.


Item 1. Schedule of Investments.

The Greenspring Fund's schedule of investments as of the close of the reporting period as set forth in section 210.12-12 - 12-14 of Regulation S-X (17 CFR 210.12-12 - 12-14).























                             Greenspring Fund
                                   Logo










                           FIRST QUARTER REPORT

                              MARCH 31, 2005

               This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.




























                             Greenspring Fund


                                       April 2005


Dear Fellow Shareholders:

Greenspring Fund's emphasis on preservation of capital aided our shareholders during the first three months of 2005. During a quarter in which positive returns were scarce, the Greenspring Fund fared better than most mutual funds and ended the quarter with a decline of 0.8%, including the reinvestment of the January distribution. Declines were widespread in both the stock and bond markets. Some perspective on the nearly universal declines may be garnered by looking at information gathered by Lipper Analytical Services, one of the leading mutual fund research companies. Lipper places mutual funds into 32 categories, based upon investment style, and of those 32 categories, only three mutual fund categories (two international, as well as the utility category) had positive performance during the quarter. All others, including all the fixed income categories, posted declines, with the technology and growth-oriented mutual funds suffering the worst losses.

Following a period of unusual stability in the markets during most of 2004, volatility has resurfaced during the last several months. After being in the red during most of 2004, the stock market averages reversed themselves during the fourth quarter of the year to eke out a modest gain for the year. The stock market indices stumbled during the first several trading days of 2005, then headed steadily higher. In fact, the Dow Jones Industrial Average reached a 3-year peak in early March. However, the gains quickly slipped away during subsequent weeks, and the Dow Jones Industrial Average and the Standard & Poor's 500 Index each declined 2.6% for the quarter. The NASDAQ dropped even more, with an 8.1% decline, posting its worst quarter since the third quarter of 2002. Buffeted by spreading fears of inflation and rising short-term interest rates, bonds, whether short-term or long-term, government, corporate, or foreign, also suffered widespread, although relatively small, declines.

Although the overall magnitude of the movements in the stock and bond markets was relatively small during the first quarter (with the exception of technology stocks, as reflected by the NASDAQ's poor performance), the markets have been struggling to digest the impact of several conflicting influences. During recent months, there has been a change in the market's "psychology." Less than two years ago, the primary concern among economists and market prognosticators was the peril of deflation. The Federal Reserve also voiced its apprehension about deflation, and kept short-term interest rates low in an effort to stimulate the economy and stave off the deleterious effects of a deflationary slowdown. Economists wrote of heavy debt loads and excess worldwide manufacturing capacity that would keep prices low around the globe, while fearing that the worldwide economy would be caught in a downward spiral for the first time since the Great Depression.











As 2004 progressed, concerns of a deflationary meltdown faded away, and attention shifted to geopolitical matters such as the Presidential election and the events in the Middle East. Economically, there was a shift in the conventional wisdom with regard to the growing impact of developing countries such as China and India on the world's markets. During the time of concern about deflation, China and India were somewhat vilified for contributing to deflationary pressures because of their mass supply of cheap labor and rapidly expanding manufacturing capacity. However, once deflationary concerns subsided, economists began to focus more on the voracious appetite of those countries for the raw materials needed to supply their rapidly growing economies. The prices of many commodities, especially oil and gas, rose sharply as demand for products was stronger than expected, and opportunities to increase supplies, especially in the short term, were limited. No longer fearing a deflationary spiral, but now concerned about inflation reappearing, the Federal Reserve reacted to the changing dynamics of the U.S. and global economies by increasing the Fed Funds target rate seven times in less than a year, raising rates, in quarter-point increments, from 1% last May to today's 2.75%.

As the dynamics of the worldwide marketplace have changed, the psychology of the U.S. financial markets has also changed. Strategies that worked for investors in a disinflationary/deflationary environment have not worked as well during a period when inflation was reviving and the worldwide economy was chugging along stronger than expected. Investors had to adapt to an environment in which the Federal Reserve was tightening the money supply, instead of loosening it, as short-term interest rates rose for the first time since May of 2000. Many companies' bottom lines suffered, as they had to contend with higher short-term borrowing costs. Furthermore, corporate profitability came under pressure as businesses had difficulty passing on sharp raw material price increases to their customers.

A growing number of mixed messages have appeared in the economy, causing some uncertainties and indecision in the investment community. While short-term rates have moved sharply higher, long-term interest rates have barely moved - a condition Federal Reserve Chairman Alan Greenspan referred to as a "conundrum" at the Federal Reserve's February 15 meeting. Ironically, while the Fed is raising interest rates to slow down the economy and keep inflation under control, many corporations serving consumers have been lowering their earnings forecasts. In mid-March, General Motors surprised the investment community by announcing that it expected to report negative cash flow of more than $2 billion during 2005 and that its earnings would be significantly lower than anticipated. This shocking announcement caused the credit-rating agencies to warn that GM was in danger of losing its investment grade rating, a declaration that roiled an already unsteady corporate bond market. Ford Motor, IBM, and many other companies have also warned of earnings slowdowns.

Similarly hard to explain is the strength of the housing market (both new purchases and remodeling) during a period of increasing short-term interest rates. While relatively steady long-term mortgage rates have helped to prolong the housing boom, the stocks of furniture and appliance manufacturers, as well as home improvement retailers, have been sputtering recently. The Federal Reserve is raising rates to guard against inflation and an overheating economy, yet the worst performing of the Dow Jones industry groups during the first quarter were consumer electronics, specialized consumer services, and automobiles - hardly consistent with a surging economy.

In this kind of changing economic environment, it helps to have a flexible approach to investing. Being able to invest in undervalued securities, whether they are bonds or large-cap, mid-cap, or small-cap stocks is an advantage during a time like this. At the Greenspring Fund, we recognize that volatility and turmoil in the financial markets can create buying opportunities when securities suffer from undue temporary selling pressure. We have been taking advantage of the recent market volatility and have been actively repositioning both the stock and bond portions of the Fund's portfolio.

Recently, we have increased the Fund's exposure to equity investments as the stocks of well-managed companies, with company or industry-specific catalysts, have become available at what we consider attractive levels. We believe that, in general, the worldwide economy will remain strong, and that the companies currently positioned to participate in a continuation of this strength will benefit. We have increased our positions in the common stocks of Allied Waste Industries and KMG America Corp., as their stocks have fallen to even more attractive valuations. We have also established new positions at attractive valuations in Graftech International (a producer of graphite products, selling principally to the steel industry, whose stock we were able to purchase at less than a ten multiple), Brush Engineered Materials (a producer of beryllium products to a variety of end-markets), and Rush Enterprises (the leading retailer of Class 8 trucks).

We also continue to reposition our convertible bond holdings. During the last several months, we have sold or reduced several bond positions where we believed that most, if not all, of the capital appreciation had already been realized, such as our holdings in Sanmina Corporation, Wind River Systems, and PMC-Sierra Inc. These sales have also raised cash for the purchase of other bonds with superior yields to the securities we are selling, even though they may have similar maturities and credit profiles. The duration (essentially a measure of the average time to maturity) of our bond holdings remains quite short (less than two years), which should help to shield the bond portion of the portfolio from the negative effects of a sharp increase in interest rates.

The financial market volatility that investors are currently experiencing can cause some anxiety for investors in the short term, but to our way of thinking, a little volatility is a positive development. The emotional anguish that price declines generally cause often leads investors to sell securities at lower valuations than they would normally sell, giving us the opportunity to scoop up some bargains for the Fund. We believe that the conflicting crosscurrents in the U.S. and the worldwide economy will continue to cause uncertainty and pockets of weakness in the financial markets. We plan to take advantage of any such periods by constantly upgrading and fine-tuning our holdings of both stocks and bonds. It is our opinion that the market will continue to be somewhat volatile, and, therefore, the Greenspring Fund will remain focused on preservation of capital and a total return approach to investing. We look forward to reporting on further positive developments as the year progresses.

                                    Respectfully,

                                    /s/ Charles vK. Carlson
                                    Charles vK. Carlson
                                    President

















































                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

COMMON STOCKS (49.8%)

      Shares                                                       Value
      ------                                                       -----

                    Banks - Regional (1.5%)

       6,100        Columbia Bancorp                            $    194,346
      26,190        Provident Bankshares Corporation                 863,222
      14,476        SunTrust Banks                                 1,043,285
                                                                ------------
                                                                   2,100,853
                                                                ------------

                    Business and Professional Services (2.5%)

     165,450       *FTI Consulting                                 3,414,888
                                                                ------------
                                                                   3,414,888
                                                                ------------

                    Communication Equipment (2.0%)

     339,870       *Radyne ComStream Inc.                          2,776,738
                                                                ------------
                                                                   2,776,738
                                                                ------------

                    Computer Storage Devices (1.4%)

      55,000        Imation Corporation                            1,911,250
                                                                ------------
                                                                   1,911,250
                                                                ------------

                    Construction Services (2.3%)

      44,700       *Emcor Group                                    2,092,854
     185,194       *U.S. Home Systems                                963,009
                                                                ------------
                                                                   3,055,863
                                                                ------------

                    Diversifed Natural Gas (2.7%)

      54,200        Energen Corp.                                  3,609,720
                                                                ------------
                                                                   3,609,720
                                                                ------------

                    Electrical Equipment (0.4%)

       8,700        Emerson Electric Co.                             564,891
                                                                ------------
                                                                     564,891
                                                                ------------

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

COMMON STOCKS (CON'T)

      Shares                                                       Value
      ------                                                       -----

                    Engineering Services (2.8%)

     175,525       *Michael Baker Corporation                   $  3,870,326
                                                                ------------
                                                                   3,870,326
                                                                ------------

                    Financial Services (0.6%)

      23,000        CIT Group Inc.                                   874,000
                                                                ------------
                                                                     874,000
                                                                ------------

                    Healthcare (1.5%)

     165,600       *Nabi Biopharmaceuticals                        2,066,688
                                                                ------------
                                                                   2,066,688
                                                                ------------

                    Industrial Materials (3.4%)

      94,700       *Brush Engineered Materials, Inc.               1,802,141
     498,200       *Graftech International Ltd.                    2,834,758
                                                                ------------
                                                                   4,636,899
                                                                ------------

                    Insurance (7.9%)

      11,300        Assurant, Inc.                                   380,810
     308,000       *KMG America Corporation                        3,003,000
      34,450        PartnerRe, Ltd.                                2,225,470
     209,000       *United America Indemnity Ltd.                  3,937,560
      24,700        W.R. Berkley Corporation                       1,225,120
                                                                ------------
                                                                  10,771,960
                                                                ------------

                    Insurance - Brokerage (3.4%)

     389,600       *USI Holdings Corp.                             4,589,488
                                                                ------------
                                                                   4,589,488
                                                                ------------






                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

COMMON STOCKS (CON'T)

      Shares                                                       Value
      ------                                                       -----

                    Manufacturing (0.2%)

      13,600        Tredegar Corporation                        $    229,296
                                                                ------------
                                                                     229,296
                                                                ------------

                    Multi-Industry (1.2%)

      38,400       *Griffon Corporation                              822,144
      20,000        Pentair, Inc.                                    780,000
                                                                ------------
                                                                   1,602,144
                                                                ------------

                    Oil and Gas Exploration/Production (4.9%)

       7,800        Burlington Resources Inc.                        390,546
      50,000       *Energy Partners Ltd.                           1,298,500
      22,280        EOG Resources                                  1,085,927
      96,000        Suncor Energy                                  3,860,160
                                                                ------------
                                                                   6,635,133
                                                                ------------

                    Real Estate (0.8%)

      28,600        Gladstone Commercial Corporation                 470,184
       9,300        First Potomac Realty Trust                       212,505
       6,353      !*Nomas Corp.                                          635
      27,500        Urstadt Biddle Properties Inc., Class A          419,375
                                                                ------------
                                                                   1,102,699
                                                                ------------

                    Savings Institutions (0.9%)

      30,000        Washington Mutual                              1,185,000
                                                                ------------
                                                                   1,185,000
                                                                ------------

                    Solid Waste Services (3.1%)

     363,000       *Allied Waste Industries                        2,653,530
     108,500        Waste Industries USA                           1,508,150
                                                                ------------
                                                                   4,161,680
                                                                ------------



                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

COMMON STOCKS (CON'T)

      Shares                                                       Value
      ------                                                       -----

                    Transportation (4.3%)

      33,200       *Celadon Group                               $    615,860
      43,433       *Rush Enterprises, Inc.                           681,029
      28,200       *SCS Transportation                               524,238
     163,500        Wabash National Corp.                          3,989,400
                                                                ------------
                                                                   5,810,527
                                                                ------------

                    Utilities - Electric (2.0%)

      49,500        PPL Corporation                                2,672,505
                                                                ------------
                                                                   2,672,505
                                                                ------------

                    Total Common Stocks (Cost $51,596,995)        67,642,548
                                                                ============

INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.3%)

      41,500        John Hancock Bank & Thrift Opportunity Fund      401,720
                                                                ------------

                    Total Investment in Registered Investment
                     Company (Cost $296,678)                         401,720
                                                                ============























                   GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

PREFERRED STOCKS (0.8%)

      Shares/
     Principal
      Amount                                                       Value
      ------                                                       -----

                    Convertible Preferred Stock (0.2%)

       1,000        Allied Waste Industries 6.25%               $    238,563
                                                                ------------
                                                                     238,563
                                                                ------------

                    Preferred Stock (0.6%)

      29,800        Corporate Office Properties Trust 10.25%         789,700
                                                                ------------
                                                                     789,700
                                                                ------------

                    Total Preferred Stocks  (Cost $1,071,758)      1,028,263
                                                                ============

CONVERTIBLE BONDS (46.6%)


                    Biotechnology (5.8%)

  $4,058,000        CuraGen Corporation, 6%, 2/2/07                3,936,260
   1,084,000        Human Genome Sciences, 3.75%, 3/15/07          1,041,995
   3,003,000        Human Genome Sciences, 5%, 2/1/07              2,938,249
                                                                ------------
                                                                   7,916,504
                                                                ------------

                    Construction Services (4.3%)

   6,190,000        Quanta Services, 4%, 7/1/07                    5,888,238
                                                                ------------
                                                                   5,888,238
                                                                ------------

                    Financial Services (6.8%)

   6,300,000        BISYS Group, 4%, 3/15/06                       6,246,847
   2,966,000        E*Trade Financial Corp., 6%, 2/1/07            3,022,541
                                                                ------------
                                                                   9,269,388
                                                                ------------







                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

CONVERTIBLE BONDS (CON'T)

    Principal
      Amount                                                       Value
      ------                                                       -----

                    Manufacturing (0.4%)

  $  974,000        Sanmina Corporation, 0%, 9/12/20            $    528,243
                                                                ------------
                                                                     528,243
                                                                ------------

                    Pharmaceuticals (1.9%)

   2,313,000        Nektar Therapeutics, 3.5%, 10/17/07            2,165,546
     453,000        Nektar Therapeutics, 5%, 2/8/07                  450,311
                                                                ------------
                                                                   2,615,857
                                                                ------------

                    Semiconductors (5.9%)

   5,868,000        Atmel Corp., 0%, 5/23/21                       2,723,122
   3,486,000        Brocade Communications, 2%, 1/1/07             3,319,327
   2,038,000        Emulex Corporation, .25%, 12/15/23             1,888,971
                                                                ------------
                                                                   7,931,420
                                                                ------------

                    Semiconductor Equipment (9.5%)

   4,874,000        Amkor Technology, 5.75%, 6/1/06                4,642,485
   6,990,000        Brooks Automation, 4.75%, 6/1/08               6,806,513
   1,419,000        Photronics, Inc., 4.75%, 12/15/06              1,419,000
                                                                ------------
                                                                  12,867,998
                                                                ------------

                    Software (4.5%)

   1,167,000        Aspen Technology, 5.25%, 6/15/05               1,168,459
     420,000        BEA Systems, Inc., 4%, 12/15/06                  414,225
   4,005,000        Mercury Interactive Corp., 4.75%, 7/1/07       3,984,975
     574,000        Wind River Systems, 3.75%, 12/15/06              569,336
                                                                ------------
                                                                   6,136,995
                                                                ------------

                    Solid Waste Services (0.9%)

   1,387,000        Allied Waste Industries, 4.25%, 4/15/34        1,165,080
                                                                ------------
                                                                   1,165,080
                                                                ------------


                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2005

CONVERTIBLE BONDS (CON'T)

      Shares/
     Principal
      Amount                                                       Value
      ------                                                       -----

                    Telecommunications (6.6%)

  $5,485,000        Akamai Technologies, 5.5%, 7/1/07           $  5,544,994
   3,895,000        Ciena Corporation, 3.75%, 2/1/08               3,343,616
                                                                ------------
                                                                   8,888,610
                                                                ------------

                    Total Convertible Bonds (Cost $63,103,131)    63,208,333
                                                                ============

SHORT-TERM INVESTMENTS (3.9%)

   5,337,999        Temporary Investment Fund, Inc.                5,337,999
                                                                ------------

                    Total Short-Term Investments
                     (Cost $5,337,999)                             5,337,999
                                                                ============

                    Total Investments (101.4%)
                     (Cost $121,406,561)                         137,618,863

                    Payable for securities purchases ((1.8%))     (2,398,237)

                    Payable for Fund shares repurchased (0%)         (21,870)

                    Other assets less liabilities (0.4%)             537,021
                                                                ------------

                    Total Net Assets (100.0%)                   $135,735,777
                                                                ============



*Non-income producing securities
!Illiquid, valued by the Board of Directors













                            GREENSPRING FUND, INCORPORATED
                             PERFORMANCE SINCE INCEPTION

                                        (CHART)

                                 7/1/83        $10,000
                               12/31/83         11,223
                               12/31/84         12,692
                               12/31/85         15,238
                               12/31/86         17,668
                               12/31/87         19,304
                               12/31/88         22,389
                               12/31/89         24,762
                               12/31/90         23,149
                               12/31/91         27,626
                               12/31/92         32,190
                               12/31/93         36,906
                               12/31/94         37,952
                               12/31/95         45,082
                               12/31/96         55,291
                               12/31/97         68,532
                               12/31/98         57,585
                               12/31/99         59,108
                               12/31/00         68,354
                               12/31/01         75,345
                               12/31/02         70,835
                               12/31/03         93,036
                               12/31/04        101,120
                                3/31/05        100,346

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended March 31, 2005 were 6.31%, 7.40%, 11.37% and 9.62%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.


















                         Greenspring Fund, Incorporated
                         2330 West Joppa Road, Suite 110
                              Lutherville, MD 21093
                                  (410) 823-5353
                                  (800) 366-3863
                             www.greenspringfund.com

The Fund's proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 months ended June 30, 2004, are available without charge, upon request, by contacting the Fund at
(800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund's proxy voting record is also available on the Commission's website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commissions website may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.The Fund's first and third quarter reports are available on its website at www.greenspringfund.com.


                                    DIRECTORS
                         Charles vK. Carlson, Chairman
                               William E. Carlson
                                   David T. Fu
                                 Sean T. Furlong
                               Michael J. Fusting
                               Michael T. Godack
                               Richard Hynson, Jr.
                               Michael P. O'Boyle

                                    OFFICERS
                               Charles vK. Carlson
                     President and Chief Executive Officer

                                Michael T. Godack
                                Sr. Vice President

                                Michael J. Fusting
                              Sr. Vice President and
                              Chief Financial Officer

                              Elizabeth Agresta Swam
                             Chief Compliance Officer
                             Secretary and Treasurer

                                INVESTMENT ADVISER
                         Corbyn Investment Management, Inc.
                          2330 West Joppa Road, Suite 108
                            Lutherville, MD 21093-7207

                                  TRANSFER AGENT
                                     PFPC Inc.
                                   760 Moore Rd.
                             King of Prussia, PA 19406
                                  (800) 576-7498

                                   ADMINISTRATOR
                         Corbyn Investment Management, Inc.
                          2330 West Joppa Road, Suite 108
                            Lutherville, MD 21093-7207

                                     CUSTODIAN
                                 PFPC Trust Company
                                 8800 Tinicum Blvd.
                                Third Floor, Suite 200
                                Philadelphia, PA 19153

                               INDEPENDENT REGISTERED
                               PUBLIC ACCOUNTING FIRM
                               Tait, Weller and Baker
                           1818 Market Street, Suite 2400
                               Philadelphia, PA 19103

                                    LEGAL COUNSEL
                     Kirkpatrick & Lockhart Nicholson Graham LLP
                           1800 Massachusetts Avenue, N.W.
                              Washington, DC 20036-1800



Item 2. Controls and Procedures.

(a) The Fund's principal executive and principal financial officers have evaluated the Fund's disclosure controls and procedures within 90 days of this filing and have concluded that the Fund's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported timely.

(b) The Fund's principal exective and principal financial officers are aware of no changes in the Fund's internal control over finanical reporting that occurred during the Fund's latest fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.


Item 3. Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act
(17 CFR 270.30a-2(a)).


                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenspring Fund, Incorporated

By:	/s/Charles vK. Carlson
      -------------------------------
      Charles vK. Carlson
      President and Chief Executive Officer
      May 5, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:	/s/Charles vK. Carlson
      --------------------------------
      Charles vK. Carlson
      President and Chief Executive Officer
      May 5, 2005

By:	/s/Michael J. Fusting
      ---------------------------------
      Michael J. Fusting
      Sr. Vice President and Chief Financial Officer
      May 5, 2005